                                                                    EXHIBIT 23.3

                         INDEPENDENT AUDITORS' CONSENT

To the Board of Directors
GeneScreen, Inc.:

   We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                          /s/ KPMG LLP

Princeton, New Jersey
October 25, 2001